Income Taxes	9 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 11. Income Taxes

Income taxes for both periods consisted primarily of foreign income taxes at certain of the Company’s international entities and state taxes for its U.S.-based entities. The Company’s income tax expense differs from the expected expense based on statutory rates primarily due to full valuation allowances at all of its U.S.-based entities. The increase in the Company’s income tax provision for the nine months ended September 30, 2024 compared to the same period in 2023, was driven primarily by U.S. state taxes in states which have either chosen to temporarily suspend the use of net operating losses or have franchise taxes calculated on modified gross profit.